IMPAIRMENT OF ASSETS	6 Months Ended
Jun. 30, 2018
IMPAIRMENT OF ASSETS
IMPAIRMENT OF ASSETS

NOTE 6 — IMPAIRMENT OF ASSETS

Non-current oil and gas assets

At 30 June 2018, the Group reassessed the carrying amount of its non‐current Eagle Ford assets for indicators of impairment or whether there was any indication that an impairment loss may no longer exist or may have decreased in accordance with the Group’s accounting policy.  As at 30 June 2018, the Company determined there was no indication of impairment or impairment reversal for its Eagle Ford oil and gas assets.

Dimmit County Assets Held For Sale

In accordance with IFRS 5, assets held for sale are to be measured at the lower of fair value less cost to sell (“FVLCS”) or the carrying value of the assets. To estimate FVLCS of the Dimmit County disposal group at 30 June 2018, the Group utilized both the income approach (Level 3 on fair value hierarchy) based on the estimated discounted future cash flows from the producing property and related undeveloped properties, and the market approach, which took into account market multiples derived from comparable market transactions of similar assets and information from a third-party broker (Level 2 on fair value hierarchy).  The Company calculated a weighted average of the approaches based upon management’s assessed likelihood of the outcomes.

The income approach model took into account current forward prices of oil and natural gas and various discount rates and risk adjustment factors.  The post-tax discount rates that have been applied to the Dimmit County disposal group were 9.0%, 20.0% and 25.0% for proved developed producing, proved undeveloped, and probable undeveloped properties, respectively. The Company applied further risk adjustment factors of 40% and 60% for proved and probable undeveloped properties, respectively.  The Company’s estimate used published futures pricing.

Both models included an estimate of costs that would be paid to the external broker marketing the assets.

The Company estimated that the FVLCS as at 30 June 2018 was $41 million, which resulted in an impairment expense of $21.2 million.  Depletion is not recorded for the disposal group when classified for sale.  Any further adverse changes in any of the key assumptions may result in future impairments or a loss on sale at the time of disposition if and when the disposal group is sold.

Cooper Basin

The Company recorded impairment expense of $0.7 million during the six months ended 30 June 2018 for additional costs incurred by the operator and billed to the Company (net to its interest) at the Cooper Basin during the period.  The Company continues to carry the asset value at nil value.  Impairment totaled $29 thousand during the six months ended 30 June 2017.